Capital Management (Summary of EBITDA, Adjusted EBITDA and Adjusted Finance Costs) (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Disclosure of objectives, policies and processes for managing capital [abstract]
Adjusted finance costs	$ 704	$ 748
Finance costs	687	720
Unwinding of discount on asset retirement obligations	50	49
Borrowing costs capitalized to property, plant and equipment	(71)	(82)
Interest expense (income), net defined benefit liability (asset)	$ 4	$ 5